Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Predictive Oncology Inc. (the “Company”) for the quarter ended September 30, 2025 as filed with the Securities and Exchange Commission (the “Report”), I, Raymond F. Vennare, Chief Executive Officer (Principal Executive Officer) and, I, Josh Blacher, Chief Financial Officer (Principal Financial Officer) of the Company, hereby certify as of the date hereof, solely for purposes of § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that to the best of my knowledge:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: November 14, 2025	/s/ Raymond F. Vennare
Raymond F. Vennare
Chief Executive Officer (Principal Executive Officer)

Date: November 14, 2025	/s/ Josh Blacher
Josh Blacher
Chief Financial Officer (Principal Financial Officer)